SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

February 23, 2015

Date of Report (Date of Earliest Event Reported)

Salamander Innisbrook, LLC

 (Exact name of registrant as specified in its charter)

Florida	333-147447	26-0442888
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

36750 US Highway 19 North
Palm Harbor, FL	34684
(Address of principal executive offices)	(Zip Code)

(727) 942-2000

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

1) Previous Independent Auditors:

On February 23, 2015, the registrant dismissed Kingery & Crouse PA (“Kingery”) as their registered independent public accountant.  On February 23, 2015, the registrant engaged Frazier & Deeter, LLC (“Frazier”) as its new registered independent public accountant.  Frazier acquired substantially all of the assets and business of Kingery. For the year ended December 31, 2013, Kingery’s report did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles.

The decision to dismiss Kingery and to engage Frazier was approved by the registrant’s board of directors.

Through the period covered by the financial audit for the year ended December 31, 2013 there have been no disagreements with Kingery on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Kingery would have caused them to make reference thereto in their report on the financial statements.  For the interim period through February 23, 2015 (the date of dismissal), there have been no disagreements with Kingery on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Kingery would have caused them to make reference thereto in their report on the financial statements.

We have authorized Kingery to respond fully to any inquiries of Frazier.

During the year ended December 31, 2013 and the interim period through February 23, 2015, there have been no reportable events between the registrant and Kingery as set forth in Item 304(a)(1)(v) of Regulation S-K.

The registrant provided a copy of the foregoing disclosures to Kingery prior to the date of the filing of this report and requested that Kingery furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report.  A copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

2) New Independent Accountants:

On February 23, 2015, the registrant engaged Frazier & Deeter, LLC as its registered independent public accountant.  During the year ended December 31, 2013 and prior to February 23, 2015 (the date of the engagement), we did not consult with Frazier regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the registrant’s financial statements by Frazier, in either case where written or oral advice provided by Frazier would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 – Exhibits

Exhibit 16.1 – Letter from Kingery & Crouse PA regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Salamander Innisbrook, LLC

By:	/s/ Dale Pelletier
Dale Pelletier
Chief Financial Officer

Dated:  July 1, 2015